WLT BROTHERS CAPITAL, INC.

Main Office:
500 West Putnam Avenue
4th Floor
Greenwich, CT 05830
Phone: (203) 542-7247
Fax: (203) 542-7799

California Office:
2901 W. Coast Highway
Suite 200
Newport Beach, CA 92663
Phone: (949) 270-2947
Fax: (949) 270-2948

January 28, 2010

Fu Jian Yada Group Co. Ltd.
Shuinan Industrial Area
Songxi County
China

Attn: Mr. Youdai Zhan,
Chairman

Re: Engagement of WLT Brothers Capital, Inc., to provide Investment Banking Services (the "Agreement")

Dear Mr. Zahn:

Fu Jian Yada Group Co. Ltd., (the "Company"), proposes to make an offering (the "Offering") of up to $ 20,000,000 of financing through the Company or an affiliated entity's securities (the "Security or "Securities" as the case may be) and achieve a listing on a national exchange. By entering into this Agreement, the Company agrees to engage WLT Brothers Capital, Inc. ("WLT") as its placement agent, in connection with the Offering, as well as certain Investment Banking Services as set forth in Section 1 herein that include, but are not limited to, identifying a co-placement agent for the Offering (the "Placement Agent"), establishing a sales syndicate for the offering and other related investment banking services. By entering into this Agreement, WLT accepts such engagement and agrees to use its best efforts to help the Company and the Placement Agent place the Securities subject, however, to the Placement Agent first completing a due diligence investigation regarding the Company to such Placement Agent's satisfaction. The offering price per Security shall be such price as is mutually agreeable to the Company and the Placement Agent. The Company shall prepare any and all offering documents necessary for the Offering to comply with all provisions of the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the rules and regulations of the Securities and Exchange Commission (the "SEC") promulgated under each of the 1933 Act and the 1934 Act, and any applicable state securities laws (the "Offering Documents").

1. Investment Banking Services. WLT shall provide the following Advisory Services ("Investment Banking Services") pursuant to this Agreement:

(a) Assist the Company in the engagement of a Placement Agent for the Offering and any subsequent financing transactions that WLT agrees to assist including, but not limited to, WLT leading or arranging for the placement of the securities;

(b) Provide advisory services to Company; specifically:

(i) Detailed review of Company's financial projections and financial models and comment on same;

(ii) Review Company's investor presentations and counsel on its development;

(iii) Assistance in preparation for road shows, web casts and conference calls related to the Offering that are permissible under the applicable securities laws;

(iv) Counsel, advise and assist the Company on its investor relation activities including, but not limited to, responding to potential investor inquiries during the Offering; and

(v) Provide assistance and counsel to Company on achieving a listing on a national exchange (i.e. NASDAQ or AMEX).

(c) Arranging for and contracting with third parties to create a sales syndicate to participate in the sales of the securities if deemed necessary in the sole discretion of WLT.

The Company understands that while WLT will provide these Investment Banking Services, the format, presentation and specifics contained therein is the Company's ultimate responsibility.

2. Fees.

(a) In consideration of WLT's performance of the Investment Banking Services described in Section 1 hereof, the Company agrees to pay WLT an advisory fee equal to an aggregate cash fee equal to seven percent (7%) of the gross proceeds received by the Company from the sale of the Securities placed by the Placement Agent in the Offering (the "Commissions"). Any fees due to third parties utilized by WLT or the Placement Agent that is a member of the sales syndicate shall be paid out of the Commissions set forth in this Section 2(a) and Warrants set forth in Section 2(b). The Commissions shall be paid in full via wire transfer directly by the investor(s) of the Securities to WLT, concurrent with the Company's receipt of proceeds from the sale of

any Securities placed by the Placement Agent in the Offering, from time to time on an as-completed basis.

(b) In addition to the Commissions payable pursuant to Section 2(a), WLT shall receive warrants for the purchase of an amount equal to seven percent (7%) of the Securities issued in the Offering (the "Warrants"). Assuming the Offering is fully subscribed, at $20,000,000, the Company will issue to WLT the number of warrants that upon exercise will allow WLT to purchase up to $1,400,000 worth of the Company's common stock, or 7% of the gross offering proceeds of $20,000,000. The actual number of warrant shares to be granted to WLT in the forgoing scenario will be determined by dividing $1,400,000 by the price at which the Company's common stock is sold in the Offering. The Warrants shall be allocated to WLT pro rata to the Commissions payable to WLT pursuant to Section 2(a). The Warrants will be exercisable into the same class of common stock as issued as part of the Offering. In the event Investor Warrants are issued as part of the Offering, the terms and conditions of the Warrants shall be the same as Investor Warrants. If there are no Investor Warrants issued as part of the Offering, the strike price for the Warrants shall be a twenty percent (25%) premium to the transaction price in the Offering. The Warrants will be exercisable for five (5) years from the date of issuance, which exercise can be effected on a cashless basis. The shares issuable upon exercise of the warrants will be entitled to the same registration rights as those granted to the Investors in connection with the Offering. WLT reserves the right to allocate equity and warrants to other third parties.

(c) WLT shall have the exclusive right for a period of six (6) months from the date of this Agreement to coordinate the Offering. In addition, the Company agrees that in the event that it elects not to pursue the Offering it shall not enter into discussions or negotiations with or close a financing, regardless of terms, with any party or an affiliate of a party introduced by WLT as a possible investor for the Offering, each of which shall be listed on Schedule "A" to this Agreement at the time of introduction, for a period of two years following the date the Company elects not to pursue the Offering.

(d) Regardless of whether or not the Offering is completed or this Agreement is terminated, the Company shall reimburse WLT for all out-of-pocket expenses incurred by WLT from time to time in connection with its performance of services under this Agreement, including, without limitation, travel expenses, long distance, photocopying, courier, and attorneys' fees related to this Offering, within ten (10) days following the Company's receipt of written demand therefore from WLT. The total out-of pocket expenses for WLT shall not exceed $15,000 without the prior written approval by the Company;

3. <u>Representations, Warranties and Covenants of the Company</u>. The Company represents and warrants to WLT that any offer or sale of any security of the Company made by or for the Company within six (6) months preceding the date of this Agreement (i) complied in all respects with the requirements of the 1933 Act, the 1934 Act, the rules and regulations of the

SEC promulgated under each of the 1933 Act and the 1934 Act, and all applicable state securities laws, rules and regulations, and (ii) was made only to persons or entities deemed to be "accredited investors" within the meaning of Rule 501 of Regulation D promulgated under the 1933 Act. The Company agrees as follows:

(a) The Company will advise the Placement Agent promptly and consult the Placement Agent regarding the drafting of the Offering Documents, and any amendments or supplements thereto, and all related documents, including, but not limited to, subscription and registration rights agreements, confidential investor questionnaires and other documents associated with the Offering. In furtherance of the relationship between the Company and the Placement Agent, the Company agrees to pay the legal fees and expenses incurred by the Placement Agent in performing the duties related to this Agreement. The Company shall remit payment for the Placement Agent's legal fees and expenses directly to the Placement Agent or to a third party designated by the Placement Agent.

(b) The Company will not distribute any Offering Documents or any amendments or supplements thereto, that name either WLT or the Placement Agent as a placement agent with respect to the Offering, to any potential investor without the prior written consent of WLT and/or Placement Agent as the case may be.

(c) The Company will furnish to the Placement Agent, copies of all Offering Documents in such quantities as such Placement Agent may reasonably request.

(d) If any event occurs as a result of which any of the Offering Documents, or any amendments or supplements thereto, would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend any of the Offering Documents, or any amendments or supplements thereto, to otherwise comply with either or both of the 1933 Act or the 1934 Act, the rules and regulations of the SEC promulgated thereunder, or any applicable state securities laws, rules or regulations, and such event is known to the Company, the Company will promptly (i) prepare an amendment or supplement thereto which will correct such statement or omission, or otherwise effect such compliance, (ii) file such amended or supplemented Offering Documents with the SEC or any applicable state securities regulatory authority, if so required, and (iii) supply such amended or supplemented Offering Documents to WLT and the Placement Agent, in each case as soon as available and in such quantities as such Placement Agent may reasonably request.

(e) The Company shall promptly notify WLT and the Placement Agent of material events which would necessitate modification of any Offering Documents, or any amendments or supplements thereto.

(f) The Company shall be reasonably responsive to the inquiries of WLT and the Placement Agent regarding the Company's ongoing operations as they relate to the

Offering and the Offering Documents, or any amendments or supplements thereto. The Company shall permit WLT and the Placement Agent and their respective legal counsel to make such investigations of the business, properties and financial and legal conditions of the Company and its subsidiaries as such Placement Agent may reasonably request, provided such investigations shall remain confidential. No such investigation by the Placement Agent or its legal counsel, if made, shall affect the representations and warranties of the Company contained in this Agreement.

(g) The Offering Documents, and any amendments or supplements thereto, will conform in all respects to the requirements of the 1933 Act, the 1934 Act, the rules and regulations of the SEC promulgated under each of the 1933 Act and the 1934 Act, and any applicable state securities laws, rules and regulations, and the Offering Documents, and any amendments or supplements thereto, will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty will not apply to statements or omissions made in reliance upon and in conformity with information furnished by the Placement Agent in writing to the Company in connection with the Offering Documents, or any amendment or supplement thereto.

(h) The Company shall comply with all applicable federal, state and other regulatory agencies' securities laws, regulations and rules applicable to the Offering.

(i) The Company shall make available to each prospective investor at a reasonable time prior to such prospective investor's purchase of Securities, the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and to obtain any additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the Offering Documents.

4. Indemnification.

(a) To the extent permissible by law, the Company will indemnify WLT and it's respective affiliates, directors, officers, shareholders, attorneys, partners, agents, employees and controlling persons (within the meaning of the 1933 Act) (for purposes of this Section 4(a), each an "Indemnitee") against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) related to or arising out of any (i) negligence or willful misconduct on the part of the Company or any of its directors, officers, partners, agents, employees or controlling persons (within the meaning of the 1933 Act) (each, a "Company Person"), (ii) breach of any representation, warranty, agreement or covenant of the Company contained herein, (iii) untrue statement or alleged untrue statement of any material fact contained in the Offering Documents, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company shall not be liable if and to the extent

that the untrue statement or alleged untrue statement or omission or alleged omission was made in conformity with information furnished by or on behalf of WLT in writing specifically for use in the Offering Documents, or (iv) violation of any other statute, regulation, rule or other law, whether federal or state, by virtue of any act or omission of the Company or any Company Person, and will reimburse each Indemnitee for all reasonable legal and other expenses incurred in connection with investigating or defending any such losses, claims, damages, liabilities, actions or approvals; provided, however, that the Company will not be liable to an Indemnitee in any such case for losses, claims, damages, liabilities or expenses based on or arising out of the negligence or willful misconduct on the part of such Indemnitee. In the event a claim for indemnification is determined to be unenforceable by the final judgment of a court of competent jurisdiction, then the Company shall contribute to the aggregate losses, claims, damages or liabilities to which an Indemnitee may be subject, in such amount as is appropriate to reflect the relevant benefits received by the Company and the party seeking contribution, on the one hand, and the relative faults of the Company and the party seeking contribution on the other, as well as any relevant equitable contribution. For purposes hereof, the relative benefits received by the Company, on the one hand, and WLT, on the other hand, shall be deemed to be in the same proportion as (i) the aggregate proceeds from the Offering (net of Commissions but before deducting other expenses) received by the Company are to (ii) the aggregate Commissions received by WLT in connection with the Offering.

(b) To the extent permissible by law, WLT will indemnify the Company, its affiliates, directors, officers, shareholders, partners, agents, employees and controlling persons (within the meaning of the 1933 Act) (for purposes of this Section 4(b), each an "Indemnitee") against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) based on or arising out of any (i) negligence or willful misconduct on the part of WLT or its directors, officers, partners, agents, employees and controlling persons (within the meaning of the 1933 Act (each, a "WLT Person"), (ii) untrue statement or alleged untrue statement of any material fact contained in any information supplied to the Company by or on behalf of WLT in writing specifically for use in the Offering Documents, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) material breach of any representation, warranty, agreement or covenant of WLT contained herein, (iv) violation of any other statute, regulation, rule or other law, whether federal or state, by virtue of any act or omission of WLT or any WLT Person, and will reimburse each Indemnitee for all reasonable legal and other expenses incurred in connection with investigating or defending any such losses, claims, damages, liabilities, actions or approvals; provided, however, that WLT will not be liable to any Indemnitee in any such case for losses, claims, damages, liabilities or expenses based on or arising out of the negligence or willful misconduct on the part of such Indemnitee. In the event a claim for indemnification is determined to be unenforceable by the final judgment of a court of competent jurisdiction, then WLT shall contribute to the aggregate losses, claims, damages or liabilities to which an Indemnitee may be subject in such amount as is

appropriate to reflect the relevant benefits received by WLT and the party seeking contribution, on the one hand, and the relative faults of WLT and the party seeking contribution on the other, as well as any relevant equitable contribution. For purposes hereof, the relative benefits received by WLT on the one hand, and the Company, on the other hand, shall be deemed to be in the same proportion as (i) the aggregate Commissions received by WLT in connection with the Offering are to (ii) the aggregate proceeds from the Offering (net of Commissions but before deducting other expenses) received by the Company. Notwithstanding anything to the contrary contained herein, under no circumstances shall WLT be obligated to contribute to the Indemnitees, collectively, an amount in excess of the aggregate commissions received by WLT in connection with the Offering.

(c) Promptly after receipt by an indemnified party under this Section 4 of notice of the assertion of any claim or the commencement of any action, if any indemnified party intends to make a claim for indemnification against any indemnifying party under this Section 4, then the indemnified party will notify the indemnifying party in writing of such assertion or commencement and will provide the indemnifying party with copies of all pleadings with which the indemnified party has been served or has otherwise obtained; provided however, the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability it may have to the indemnified party under this Section 4 unless such omission irreparably prejudiced the indemnifying party. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and to assume the defense thereof, with counsel satisfactory to such indemnified party (it being understood that the indemnifying party shall not be liable for the fees and expenses of more than one separate firm of attorneys for all such indemnified parties). After notice from the indemnifying party to such indemnified party of their election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 4 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

5. Notice. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim or other communication if addressed to the intended recipient as set forth below shall be deemed to be duly given either when personally delivered or two days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or one day after it is delivered to a commercial overnight courier, or upon confirmation if delivered by facsimile;

If to the Company:

Fun Jian Yada Group Co., Ltd.
Shuinan Industrial Area
Songxi County

China
Attn: Mr. Youdai Zhan
Chairman

With a copy to:

If to WLT: WLT Brothers Capital, Inc.
500 West Putnam Avenue
4th Floor
Greenwich, CT 06830
Attn: Mr. Nicholas Hirsch,
President and Chief Executive Officer

With a copy to: Patrick D. Souter, Esq.
The Souter Law Firm, P.C.
8235 Douglas Avenue
Suite 1100
Dallas, Texas 75225

Any party may give any notice, request, demand, claim, or other communication hereunder using any other means, but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which such notices, requests, demands, claims, or other communications are to be delivered by giving the other parties notice in the manner herein set forth.

6. Benefit and Non-Assignment. This Agreement is made solely for the benefit of WLT and the Company, their respective officers and directors and any controlling person referred to in Section 15 of the 1933 Act, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. Notwithstanding the foregoing, this Agreement may not be assigned by any party hereto without the prior written consent of each of the other parties hereto. The term "successor" or the term "successors and assigns" as used in this Agreement shall not include any purchasers, as such, in the Offering.

7. Survival. Subject to any applicable statutes of limitations, the indemnities, agreements, representations, warranties and covenants of each of the parties hereto as set forth in

or made pursuant to this Agreement shall survive and remain in full force and effect for a period of three (3) years, regardless of (i) any investigation made by or on behalf of any of the parties hereto or any of their respective attorneys, officers, directors, partners, shareholders, members, agents, consultants, employees, affiliates or controlling persons (within the meaning of the 1933 Act), and (ii) the delivery of or payment for any of the Securities. Any successor of any of the parties hereto shall be entitled to the benefits hereof.

8. Termination. Notwithstanding any other provision in this Agreement, this Agreement shall terminate immediately upon the earlier to occur of (i) the sale of all of the Securities, subject to the right of first refusal contained in Section 2(d), (ii) the expiration commitment date contained in the equity line executed agreement (if applicable), unless extended by the mutual agreement of the parties hereto, or (iii) WLT providing the Company with written notice to the effect that WLT does not wish to serve as an advisor in connection with the Offering.

9. Governing Law and Venue. The validity, interpretation and construction of this Agreement and of each part hereof will be governed by the laws of the State of Connecticut, without regard to conflicts-of-laws principles. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties hereto in the courts of the State of Connecticut, County of Fairfield or, if it has or can acquire jurisdiction, in the United States District Court for the District of Connecticut, and each of the parties hereto consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue made therein. Process in any action or proceeding referred to in the preceding sentence may be served on any of the parties hereto anywhere in the world.

10. Counterparts. This Agreement may be executed in any number of counterparts, each of which may be deemed an original and all of which together will constitute one and the same instrument.

11. Modification and Waiver. No provision of this Agreement may be modified, amended, waived or discharged unless such waiver, amendment, modification or discharge is agreed to in writing and signed by each of the parties hereto. The waiver by any party hereto to insist upon the performance of any of the terms and conditions of this Agreement, or the waiver by any party hereto of any breach of any of the terms and conditions of this Agreement, shall not be construed as thereafter waiving any such terms and conditions, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred.

12. Severability. The provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any provision of this Agreement will not and shall not be deemed to affect the validity or enforceability of any other provision hereof. In the event any provision of this Agreement is held to be invalid or unenforceable, the parties hereto hereby agree that the remaining provisions hereof shall be deemed to be in full force and effect as if they

had been executed by each of the parties hereto subsequent to the expunging of the invalid or unenforceable provision.

13. Interpretation. The language used in this Agreement shall not be construed in favor of or against any of the parties hereto, but shall be construed as if each of the parties hereto prepared this Agreement. The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any such party.

14. Headings. The titles and headings of the various paragraphs of this Agreement are inserted for convenience of reference only, and shall not be deemed to govern or affect the meaning or interpretation of any of the terms hereof.

15. Complete Understanding. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements, written or oral, with respect thereto.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicate hereof, whereupon it will become a binding agreement between the Company and WLT Brothers Capital, Inc. in accordance with its terms.

Very truly yours,

WLT Brothers Capital, Inc.

By: ______________________________
Nicholas Hirsch,
Chief Executive Officer and President

Accepted this 28th day of January, 2010

Fu Jian Yada Group Co., Ltd.

By: ______________________________
Youdai Zhan
Chairman

WLT BROTHERS CAPITAL, INC.

总部地址:
500 West Putnam Avenue
4th Floor
Greenwich, CT 05830
Phone: (203) 542-7247
Fax: (203) 542-7799

加州办公地址:
2901 W. Coast Highway
Suite 200
Newport Beach, CA 92663
Phone: (949) 270-2947
Fax: (949) 270-2948

2010年1月28日

福建亚达集团有限公司
水南工业区
松溪县
中国

致：詹董事长

聘请WLT Brothers Capital, Inc.,担任融资承销商，
提供投资银行服务（简称"本协议"）

尊敬的詹先生:

福建亚达集团有限公司（简称"公司"）计划通过配售公司或附属实体的有价证券（简称"证券"）的方式融资不超过 20,000,000 美元资金（简称"资金募集"）,并实现在一个国家级交易所挂牌。通过签署该协议，公司同意聘请 WLT 兄弟资本股份有限公司（简称"WLT"）担任其融资承销商，由其负责该资金募集事宜，提供下文第 1 节中所包括的且不限于此的部分咨询服务，及确定资金募集的联合配售承销商（简称"配售代理"）。通过签署该协议，WLT 接受该雇佣约定并同意尽其最大努力协助公司及配售代理配售证券，但该行为须在配售代理对公司进行尽职调查且调查结果令配售代理满意的情况下方可进行。证券的单位要约价格需经过公司和配售代理双方同意。根据《1933 年证券法》、《1934 年证券交易法》修订版（简称"《1934 年证券交易法》"）、证券交易委员会（简称"SEC"）根据《1933 年证券法》和《1934 年证券交易法》颁发的规章制度以及任何适用的国家证券法律，公司应负责编制资金募集所必须的全部发售文件（简称"资金募集文件"）。

1. 投资银行服务. WLT 将根据本协议提供下列顾问服务（简称"投资银行服务"）:

(a) 协助公司聘用配售代理进行融资及所有之后 WLT 同意提供协助的融资交易，包括但不仅限于 WLT 主导并安排证券配售;

(b) 为公司提供咨询服务，具体为:

(i) 详细审查公司的财务预测、财务模式并对此做出评价;

(ii) 审查公司的投资者推介材料和发展策略;

(iii) 协助准备适用证券法律所允许的、与资金募集相关的路演、在线研讨会和电话会议;

(iv) 协助公司进行投资者关系活动，包括但不仅限于在配售过程中回答潜在投资人的问题;

(v) 为公司完成全国性的交易所挂牌提供协助 (例如 NASDAQ or AMEX).

(c) 如果 WLT 认为必要，安排并联系第三方组成配售集团参与证券配售。

公司理解， WLT 仅负责提供上述投资银行服务，其格式、报告及包含的细节应由公司负责整理。

2. 酬金

(a) 作为对WLT 提供第1 节所描述的投资银行服务的酬金，公司同意向WLT支付公司通过出售配售代理在资金募集过程中配售的证券所获得的总实收金额的百分之七（7%）（简称“佣金”）作为咨询费。任何WLT或者配售集团中的配售代理使用的第三方产生的费用将包括在条款2（a）中描述的佣金和条款2（b）中描述的认股权证中。一旦交易完成，在公司收到通过出售配售代理在资金募集过程中配售的证券所获得的收益的同时，佣金应在公司获得由配售代理配售证券而获得资金的同时，由证券投资者以电汇形式直接全额支付。

(b) 除第2 节(a)段规定的应支付的佣金外，WLT 还应获得与购买资金募集过程中发行的证券的百分之七（7%）相对应的权证。假设资金募集全额完成，融资2000万美元，公司将向WLT发行认股权证。WLT将可根据该认股权证购买价值不超过140万美元的公司普通股股票，即总募集金额2000万美元的7%。WLT根据该认股权证可以购买的公司普通股股票的数量等于140万美元除以公司在资金募集时的每股配售价格。该认股权证应根据第2 节(a)段规定的支付给WLsT 的佣金数额按比例分配给WLT。该部分权证与资金募集过程中发行的普通股票具备同等可行使权。如在资金募集过程中亦发行了部分投资者权证，则该部分权证与投资者权证应具备相同的条款和条件。如在资金募集过程中没有发行给投资者权证，则该权证

的有效期将为发行后5年，行权价格为证券配售价格的125%，并将非现金性行权。在行使该部分权证时可发行的股票份额应与在资金募集过程中授予投资者的股票份额具备同等登记权。WLT保留将股票和权证分配给其他第三方的权利。

(c) 在该协议签署后六（6）个月内，WLT应拥有协调资金募集事宜的排他权利。除此之外，公司同意，如果公司决定不再继续进行资金募集事宜，则在做出该决定之日起两年内，公司不得与WLT作为资金募集潜在投资者介绍给公司的任何一方或任何一方的附属机构（应在介绍之时将其列于本协议的附录A）展开任何条件的讨论或协商，或接触任何融资事宜。

(d) 无论资金募集是否结束，亦无论本协议是否终止，公司应在收到WLT提供的书面要求后十（10）天后，为WLT报销在提供本协议规定的服务过程中发生的一切零星开支，包括但不限于差旅费、长途电话费、影印费、快递费以及与该资金募集事宜相关的律师费。未经公司书面许可，WLT产生的一切零星费用不得超过15,000美元。

3. <u>公司的声明、保证与承诺</u>。公司向WLT保证，在本协议签署之前六（6）个月内由公司或为公司进行的任何证券的任何报价或出售行为(i)符合《1933年证券法》、《1934年证券交易法》、SEC根据《1933年证券法》和《1934年证券交易法》颁发的规章制度和所有适用的国家证所券法律法规的规定；且(ii)仅提供给被视为“合格投资者”（其含义由根据《1933年证券法》颁布的规定D第501条规定确定）的个人或实体。公司同意：

(a) 公司将立即通知配售代理并向其咨询关于资金募集文件及其修订和补遗以及一切相关文件（包括但不限于认购权与登记权协议、机密投资者问卷调查以及与资金募集相关的其它文件）的起草事宜。为促进公司和配售代理的关系，公司同意支付配售代理在执行本协议中规定的任务时发生的法律服务费和费用。公司将向配售代理直接支付法律服务费和费用，或者支付给配售代理制定的第三方。

(b) 未经WLT和/或配售代理（视属何情况而定）书面同意，公司不得将任何资金募集文件，或其任何修订或补遗，以及WLT或资金募集配售代理的名称透露给任何潜在投资者。

(c) 公司将为配售代理提供数量为符合其合理要求的所有资金募集文件的副本。

(d) 如果因任何资金募集文件或其任何修订或补遗对任何重大事实做出了不实陈述，或遗漏了任何在陈述做出的当时环境下确保该陈述不具有误导性所必须的重大实事，而导致了任何事件的发生，或如果为了遵循《1933年证券法》和/或《1934年证券交易法》、SEC根据这两部法律颁发的规章制度，或任何适用的国家证券法律法规的规定，有必要在任何时间对任何资金募集文件或其任何修订或补遗进行修改，且公司已经得知该事件，那么公司应立即(i)编制一份修订或补遗，对该不实陈述或遗漏做出更正，或使之符合上述法律法规的规定；(ii)如有特定要

求，则将修订的或增补的资金募集文件提交SEC或任何相应的国家证券监管当局备案；且(iii) 将修订的或增补的资金募集文件尽可能快地提供给WLT和配售代理，所提供的数量应符合配售代理的合理要求。

(e) 公司应立即将导致对任何资金募集文件或其修订或补遗做出修改的重大事件通知WLT及配售代理。

(f) 如WLT和配售代理就与资金募集文件或其任何修订或补遗相关的公司目前经营状况提出询问，公司应做出合理回应。公司应允许WLT和配售代理及其各自的法律顾问对公司的业务、财产、金融与法律状况以及配售代理可合理要求的附属机构做出相应调查，但上述调查必须秘密进行。配售代理或其法律顾问做出色的任何调查不得影响公司在本协议中的声明和保证。.

(g) 资金募集文件及其任何修订或补遗在各方面均应符合《1933年证券法》、《1934年证券交易法》、SEC根据《1933年证券法》和《1934年证券交易法》颁发的规章制度以及所有适用的国家政权法律法规的要求，且资金募集文件及其任何修订或补遗不得对重大事实做出任何不实陈述，或不得遗漏任何有必要进行陈述的、或确保该陈述不具备误导性所必须的重大事实，除非该声明和保证不适用于根据配售代理以书面形式提供给公司的、关于资金募集文件及其任何修订或补遗的信息而做出的陈述或遗漏。

(h) 公司应遵守适用于该资金募集事宜的所有联邦、国家及其它监管机构的证券法律法规。

(i) 在证券出售之前的一段合理时间内，公司应向每一位可能的投资者提供机会，供其询问资金募集的条件条款并获得相应答案，并供其获取核实资金募集文件的准确性所必需的、公司拥有的或其无需不合理努力或花费即可获得的任何附加信息。

4. <u>赔偿</u>.

(a) 在法律许可的范围内，公司将在下列情况引起的所有损失、索赔、损害或债务（或与之相关的行为或行动）中为WLT及其附属机构、负责人、高级职员、股东、律师、合伙人、代理商、雇员及控制人（含义根据《1933年证券法》确定）（在第6节(a)段中均被称为“接受赔偿者”）提供赔偿：(i) 公司或其任何负责人、高级职员、合伙人、代理商、雇员或控制人（含义根据《1933年证券法》确定）（均被称为“公司人”）的任何疏忽或恣意行为不当；(ii) 违反了公司在协议中做出的任何声明、保证、协议或承诺；(iii) 公司或公司人的任何行为或疏忽引发了公司及本次资金募集无法适用的豁免；(iv) 资金募集文件或其任何修订或补遗对任何重大事实做出了不实陈述或假定的不实陈述，或对任何有必要进行陈述的、或确保该陈述不具备误导性所必须的重大事实造成了遗漏或假定的遗漏，但其前提条件是，如果该不实声明、假定的不实声明或该遗漏、假定的遗漏是根据WLT或代表WLT以书面形式提供的专供资金募集文件使用的信息而做出，则公司

无需对此承担任何责任；(v) 公司或公司人的任何行为或疏忽违反了联邦或州的其它任何法令、规定、规则或法律，且应为所有接受赔偿者支付在对这些损失、索索赔、损害、债务、诉讼或认可进行调查和辩护的过程中产生的一切合理的法律费用和其它费用，但其前提条件是，如果该损失、索赔、损害、债务或费用是由该接受赔偿者自身的疏忽或恣意行为不当造成，公司无需对接受赔偿者负责。如果经具备有效管辖权的法庭最后裁决，索赔要求不成立，公司应承担部分接受赔偿者所遭受的损失、索赔、损害或债务，其金额一方面应反映出公司和费用分担方所获得的相关收益，另一方面应反映出公司和费用承担方的相关过失以及相关的公平分担额。在本条款中，公司获得的相关收益和WLT 获得相关收益的比例应与双方下列费用的比例相同：(i) 公司在资金募集过程中获得的总收益（在扣除其它费用之前的佣金净值）；(ii) WLT 获得的与资金募集相关的佣金总额。

(b) 在法律许可的范围内，WLT 将在下列情况引起的所有损失、索赔、损害或债务（或与之相关的行为或行动）中为公司及其附属机构、负责人、高级职员、股东、律师、合伙人、代理商、雇员及控制人（含义根据《1933 年证券法》确定）（在第6 节(b)段中均被称为“接受赔偿者”） 提供赔偿：(i) WLT 或其任何负责人、高级职员、合伙人、代理商、雇员或控制人（含义根据《1933 年证券法》确定）（均被成为“WLT 人”）的任何疏忽或恣意行为不当；(ii) WLT 或代表WLT 以书面形式提供给公司的、专供资金募集文件使用的信息对任何重大实事做出了不实陈述或假定的不实陈述，或对任何有必要进行陈述的、或确保该陈述不具备误导性所必须的重大实事造成了遗漏或假定的遗漏； (iii) 严重违反了WLT 在本协议中做出的任何声明、保证、协议或承诺；(iv) WLT 或WLT 人的任何行为或疏忽引发了公司及本次资金募集无法适用的豁免；或(v) WLT 或WLT 人的任何行为或疏忽违反了联邦或州的其它任何法令、规定、规则或法律，且应为所有接受赔偿者支付在对这些损失、索赔、损害、债务、诉讼或认可进行调查和辩护的过程中产生的一切合理的法律费用和其它费用，但其前提条件是，如果该损失、索赔、损害、债务或费用是由该接受赔偿者自身的疏忽或恣意行为不当造成，WLT 无需对接受赔偿者负责。如果经具备有效管辖权的法庭最后裁决，索赔要求不成立，WLT 应承担部分接受赔偿者所遭受的损失、索赔、损害或债务，其金额一方面应反映出WLT 和费用分担方所获得的相关收益，另一方面应反映出WLT 和费用承担方的相关过失以及相关的公平分担额。在本条款中，WLT 获得的相关收益和公司获得相关收益的比例应与双方下列费用的比例相同：(i) WLT 获得的与资金募集相关的佣金总额； (ii) 公司在资金募集过程中获得的总收益（在扣除其它费用之前的佣金净值）。即使本协议中含有任何与此相反的条款，在任何情况下WLT 均无需向赔偿接受者提供数额超过其在资金募集过程中获得的佣金总额的赔偿。

(c) 第3 节中规定的受补偿方收到关于索赔声明或关于诉讼开始的通知之后，如果受补偿方决定向第3 节中规定的赔偿方提出索赔请求，则受补偿方应以书面形式将该声明或诉讼程序的开始告知补偿方，并向其提供全部诉状（已送达赔偿方，或赔偿方已通过其它方式获得）的副本；然而，受补偿方未向补偿方发出通知并不排除补偿方按照第3 节规定向受补偿方做出赔偿，除非未发出该通知使补偿方

受到不可挽回的影响。如果对受补偿方提出了此类诉讼，并告知补偿方该诉讼程序已经启动，补偿方将有权与符合该受补偿方要求的辩护律师共同参与诉讼并进行抗辩（各方理解，当所有被赔偿方的单独律师事务所超过一家时，赔偿方无需承担其费用和支出）。在赔偿方向受赔偿方发出抗辩通知之后，除合理的调查成本之外，根据第4节的规定赔偿方无需承担受补偿方在抗辩过程中发生的任何法律费用或其它费用。

5.　通知. 所有的通知、申请、要求、索赔及下文中的其它信息均应体现为书面形式。如任何通知、申请、要求、索赔及其它信息按照下列指定的收件人被亲自递达，或以要求回执和邮资已付的挂号邮件或保证邮件的形式寄出满两天，或交付给保证隔夜送到的商业信使满一天，或通过传真发送并受到确认之后，则被视为正式送达。

如送至公司:

福建亚达集团有限公司
水南工业园
松溪县
中国
致:　詹董事长

抄送:

如送至 WLT:

WLT Brothers Capital, Inc.
500 West Putnam Avenue
4th Floor
Greenwich, CT 06830
Attn: Mr. Nicholas Hirschs,
President and Chief Executive Officer

抄送:

Patrick D. Souter, Esq.
The Souter Law Firm, P.C.
8235 Douglas Avenue
Suite 1100
Dallas, Texas 75225

任何一方可通过其它方式发出通知、申请、要求、索赔及其它信息，但只有在另一方指定的收件人实际收到这些通知、申请、要求、索赔及其它信息的情况下方可被视为正式送达。任何一方均可更改通知、申请、要求、索赔及其它信息的送达地址，更改的地址应以规定的方式告知对方。

6. 利益与不可转让 本协议的签署仅为保障WLT和公司及其各自的高级职员、负责人、《1933年证券法》第15节中提到的控制人、继承者和受让者的利益，其它个人不得获得或拥有本协议规定的或由本协议而产生的任何权利。尽管做出了上述规定，未经另外一方的书面许可，任何一方均不得将本协议转让他人。本协议中所使用的“继承者”一词或“继承者或受让者”一词均不包含任何购买者，该规定同样适用于资金募集事宜。

7. 继续有效条款 根据任何适用的诉讼时效法，无论(i)由任何一方或其各自的律师、高级职员、负责人、合伙人、股东、成员、代理商、顾问、员工、分支机构或控制人（含义根据《1933年证券法》确定）进行的或代表其进行的任何调查结果如何，且(ii)是否已将证券售出或是否已购买证券，任何一方在本协议中或根据本协议做出的赔偿、协议、声明、保证和承诺应在三（3）年内持续有效。

8. 终止 尽管本协议有任何其它规定，本协议在下列情况发生之时（以较早发生者为准）应立即终止：(i)通过行使第2节(d)段规定的优先取舍权，已将全部证券售出，(ii)股票挂钩执行协议（如适用）规定的义务终止日期已到，除非该日期经双方同意被延后，或(iii) WLT向公司提交书面通知，告知公司WLT已不愿担任此次资金募集的顾问。

9. 适用法律及管辖区 本协议及其每一部分的有效性、解释及阐述均受康涅狄格州的法律管辖，但不援用其法律冲突原则。任何一方均可向康涅狄格州Fairfield县法庭提出针对另外一方的关于寻求执行本协议任何条款或基于本协议规定的任何权利的诉讼，如具备相应管辖权，亦可向美国康涅狄格州地区法庭提出诉讼，且双方均同意该法庭（及适当的上诉受理庭）在任何此类诉讼中的管辖权，并放弃对审判管辖区提出异议。无论协议任何一方位于世界何地，上句中提到的任何诉讼的传票均应对其有效。

10. 副本 本协议可具备多份副本，所有副本与原件具备同等效力，并共同构成一份相同的法律文件。

11. 修改与放弃 未经双方签署书面协议，不得对本协议任何条款进行修改、修订、放弃或撤销。任何一方放弃履行本协议的任何条款条件，或放弃追究违反本协议任何条款条件的责任均不构成对该条款条件的放弃，该条款条件仍与未发生任何此类权利放弃行为时具备同等效力。

12. 条款独立性 本协议各项条款应为视为可拆分，协议任何条款的无效或不可执行均不会且不应影响其它条款的有效性和可执行性。如果协议中有任何条款被视为无效或不可执行，协议双方应同意剩余条款仍具备效力，双方在剔除无效或不可执行的条款之后应继续执行其他条款。

13. 解释 本协议所使用的语言不得有利于或有悖于任何一方，应采用双方制定本协议时所使用的语言。本协议所使用的语言亦应作为双方表达其共同意愿时选择的语言，且任何一方均无需遵守严格解释规定。

14. 标题 本协议各段落的题目和标题仅作参考方便之用，不得用其决定或影响段落中任何条款的涵义或解释。

15. 全部协定 本协议包含了双方就相关主题所达成的全部协议，并替代之前就这些主题达成的全部书面或口头协议。

如上述规定符合您对我们之间的协议的谅解，敬请在此协议上签字并附上副本返还我方，根据其条款的规定，本文件将构成公司和 WLT 兄弟资本股份有限公司达成的约束性协议。

您诚挚的，
WLT Brothers Capital, Inc.

签字__________________
首席执行官兼总裁
Nicholas Hirsch,

于2010年1月28日签署

福建亚达集团有限公司

签字__________________
詹有代
董事长